UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): January 1, 2006


                            SENECA FOODS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


       New York                       0-01989                    16-0733425
       --------                       -------                    ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
          of Incorporation)                                  Identification No.)

               3736 South Main Street, Marion, New York 14505-9751
               ---------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (315) 926-8100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications
    pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 1, 2006, Seneca Foods Corporation (the "Company") promoted Paul L. Palmby to Chief Operating Officer of the Company. Prior to his promotion, Mr. Palmby served as the President of Vegetable Operations in the Company's processed food group since January 1, 2005. Prior to that, he was Vice President of Manufacturing of Vegetable Operations.

The Company has not entered into any employment contract or other formal compensatory plan as a result of this promotion.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 5, 2006

                                                     SENECA FOODS CORPORATION


                                                   By:/s/Kraig H. Kayser
                                                      --------------------------
                                                      Kraig H. Kayser
                                                      President and Chief
                                                      Executive Officer